UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 4, 2018

CYBRDI, INC.
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

09081	95-2461404
(Commission File Number)	(IRS Employer Identification No.)

No 29 Chang'An South Road Xi'an Shaanxi P.R. China 710061
(Address of principal executive offices and zip code)

86-29-8237-3068
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a -12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01: Changes In Registrant’s Certifying Accountant

On September 4, 2018, Cybrdi, Inc. (the “Company”) engaged Kenne Ruan, CPA, P.C. ("Kenne Ruan") as the Company's new independent registered public accounting firm for the year ending December 31, 2018. The Board of Directors of the Company approved the decision to engage Kenne Ruan.

On August 11, 2016, KCCW Accountancy Corp. (“KCCW”) resigned as the Company’s independent registered public accounting firm, and notified its resignation to the Securities and Exchange Commission on August 25, 2016.

The Company last filed its annual report on Form 10-K for the fiscal year ended December 31, 2013 on April 5, 2014, and then it ceased filing its annual and periodic reports with the Securities and Exchange Commission. For the last two fiscal years – fiscal years ended December 31, 2013 and December 31, 2012 - that KCCW served as the Company’s independent public registered accounting firm, KCCW’s report on the Company's consolidated financial statements did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

For the fiscal years ended December 31, 2013 and December 31, 2012, there were no disagreements with KCCW on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of KCCW., would have caused it to make reference to the subject matter of the disagreements in connection with its report. There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the two fiscal years ended December 31, 2013 and December 31, 2012, or for the subsequent period ended April 5, 2014.

During the two most recent fiscal years ended December 31, 2017 and December 31, 2016 and during the subsequent interim period from January 1, 2018 through September 4, 2018 2018, neither the Company nor anyone on its behalf consulted Kenne Ruan regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Kenne Ruan concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event”, each as defined in Regulation S-K Item 304(a)(1)(v), respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit Index

Exhibit	No.Description

16.1	Letter dated November 29, 2018 from KCCW Accountancy Corp. to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cybrdi, Inc.

By: /s/ Yanbiao Bai
Dated: January 22, 2019	Yanbiao Bai
Chief Executive Officer